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volta

Tortoise Acquisition Corp. II



Disclaimer

FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts contained in this presentation (this "Presentation") are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Volta Industries, Inc.'s ("Volta" or the "Company") and Tortoise Acquisition Corp. II's ("Tortoise II") management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of Volta and Tortoise II. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the potential business combination between Volta and Tortoise II and related transactions (the "Proposed Business Combination"), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of Tortoise II or Volta is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Volta; risks related to the rollout of Volta's business and the timing of expected business milestones; the effects of competition on Volta's business; the amount of redemption requests made by Tortoise II's public shareholders; the ability of Tortoise II or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in Tortoise II's Amendment No. 1 to the Annual Report on Form 10-K/A filed with the Securities and Exchange Commission ("SEC") on May 6, 2021 and subsequently filed Quarterly Reports on Form 10-Q under the heading "Risk Factors" and other documents of Tortoise II filed, or to be filed, with the SEC. If any of these risks materialize or Tortoise II's or Volta's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Tortoise II nor Volta presently know or that Tortoise II and Volta currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Tortoise II's and Volta's expectations, plans or forecasts of future events and views as of the date of this Presentation. Tortoise II and Volta anticipate that subsequent events and developments will cause Tortoise II's and Volta's assessments to change. However, while Tortoise II and Volta may elect to update these forward-looking statements at some point in the future, Tortoise II and Volta specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Tortoise II's and Volta's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

INDUSTRY AND MARKET DATA

Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Volta and Tortoise II have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Volta and Tortoise II, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Volta and Tortoise II.

USE OF PROJECTIONS

This Presentation contains projected financial information with respect to Volta. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward-Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither Tortoise II's nor Volta's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

If the Proposed Business Combination is pursued, Tortoise II will be required to file a registration statement (which will include a proxy statement/prospectus of Tortoise II) and other relevant documents with the SEC. Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information about Tortoise II, Volta and the Proposed Business Combination. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about Tortoise II, Volta and the Proposed Business Combination, without charge, at the SEC's website located at www.sec.gov.

Disclaimer

PARTICIPANTS IN SOLICITATION

Tortoise II, Volta and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Tortoise II's shareholders in respect of the Proposed Business Combination and the other matters set forth in the definitive proxy statement. Information regarding Tortoise II's directors and executive officers is available under the heading "Management" in Tortoise II's final prospectus filed with the SEC on September 14, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the Proposed Business Combination when it becomes available.

FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by Tortoise II with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin, Adjusted EBITDA, and Adjusted EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Adjusted EBITDA reflects potential tax equity derived from government incentive programs. Additionally, for 2021, Adjusted EBITDA reflects impacts from non-recurring transaction costs, and adjustments from stock based compensation. Tortoise II and Volta believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Volta's financial condition and results of operations. Tortoise II and Volta believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Volta's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Volta's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures.

TRADEMARKS AND TRADE NAMES

Volta and Tortoise II own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Volta or Tortoise II, or an endorsement or sponsorship by or of Volta or Tortoise II. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Volta or Tortoise II will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Risk factors

The list of risk factors below has been prepared as part of the Proposed Business Combination of Tortoise II and Volta. All references to "Volta" refer to the business of Volta Industries, Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of Volta and the Proposed Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Volta and Tortoise II, with the SEC, including the documents filed or furnished in connection with the Proposed Business Combination between Volta and Tortoise II. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Volta and Tortoise II and the Proposed Business Combination between Volta and Tortoise II, and may differ significantly from and be more extensive than those presented below.

If Volta cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Volta faces. Additional risks that Volta currently does not know about or that it currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review this Presentation and perform your own due diligence, prior to making an investment in Tortoise II and Volta.

Risks Related to Volta's Business

- Volta is an early stage company with a history of losses and expects to incur significant expenses and losses for the near term. To achieve its growth, Volta needs to continue to expand its team and geographic footprint aggressively and build scalable and robust processes. Volta may never successfully do so or achieve or sustain profitability.
- Volta currently faces competition from a number of companies, and expects to face significant competition in the future as the market for electric vehicle ("EV") charging and out-of-home and digital display advertising evolves.
- Volta depends upon strong relationships with real estate and retail partners to build out its charging network and increased competition or loss of a partner could negatively impact Volta's results.
- Volta relies on a limited number of suppliers and manufacturers for the manufacture and supply of its charging stations, some of which are also early stage companies. A loss of any of these partners or defects in or failure of the products that they supply Volta could negatively affect Volta's business.
- Volta faces risks related to health pandemics, which could have a material adverse effect on its business and results of operations. For example, impacts to its business as a result of the on-going COVID-19 pandemic included, slow-down of permitting and construction activities during shutdowns, shutdown of properties where Volta's chargers are located (such as movie theaters), impacting revenue potential and usage, drop off in media spend, and shut-down of offices and remote work force.
- Volta's business is subject to risks associated with construction, cost overruns and delays, and other contingencies that may arise in the course of completing installations, and such risks may increase in the future as Volta expands the scope of such services with other parties.
- Volta's future growth and success is highly correlated with and thus dependent upon the continuing rapid adoption of EVs for passenger and fleet applications. The success of alternative fuels, competing technologies or alternative transportation options or technologies could considerably undermine Volta's prospects.
- Volta is developing and is operating in an emerging technology sector. Volta's charging stations could contain defects, and the full operating life of equipment in Volta's charging stations is not fully known and may malfunction through repeated use, any of the foregoing of which could result in property damage or bodily injury. Additionally, if any of Volta's charging stations or charging stations of our competitors, whether as the result of operator misuse, defect, malfunction or otherwise, results in property damage or bodily injury, the public may develop a negative perception of EVs, EV charging, or Volta and its brand image, which could negatively affect Volta's business and results of operations.
- Volta's business and its ability to execute on its plan could be highly impacted by the regulatory environment in which Volta operates on the federal, state and local levels, including in the areas of infrastructure financing or support; carbon offset programs, EV incentives and taxes and tax policy; utility and power regulation; data privacy and security, transportation policy; and construction, electrical and sign code permitting.
- The EV market currently benefits from the availability of rebates, tax credits and other financial incentives from governments, utilities and others to offset the purchase or operating cost of EVs and EV charging stations. The reduction, modification, or elimination of such benefits could cause reduced demand for EVs and EV charging stations, which would adversely affect Volta's financial results.
- The EV charging market is characterized by rapid technological change, which requires Volta to continue to develop new products and product innovations and maintain and expand its intellectual property portfolio. Any delays in such developments could adversely affect market adoption of our products and Volta's financial results.
- Volta maintains certain levels of insurance; Volta may, however, face claims from time-to-time that could exceed its insurance coverage or not fall within its coverage.
- Volta may be unable to collect and leverage customer data in all geographic locations, and this limitation may impact research and development, media sales, partnership relations and operations.
- Volta depends on media and advertising revenue, which is seasonal and subject to market conditions outside of its control, and it may not be able to place media in certain geographies until it has achieved scale in such geographies.
- Volta's forecasted operating results rely in large part upon assumptions and analyses developed by Volta. If these assumptions and analyses prove to be incorrect, Volta's actual operating results may differ materially.

Risk factors

Risks Related to the Proposed Business Combination

- Both Tortoise II and Volta will incur significant transaction costs in connection with the Proposed Business Combination.
- The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination Agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed.
- The ability to successfully effect the Proposed Business Combination and following the consummation of the Proposed Business Combination, the combined company's (the "Combined Company") ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel and service providers of Volta, all of whom Volta expects to stay with the Combined Company following the consummation of the Proposed Business Combination. The loss of such key personnel or service providers could negatively impact the operations and financial results of the combined business.
- There is no guarantee that a shareholder's decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.
- If the Proposed Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of Tortoise II's securities or, following the consummation of the Proposed Business Combination, the Combined Company's securities, may decline.
- There can be no assurance that the Combined Company's common stock will be approved for listing on the New York Stock Exchange (the "NYSE") or that the Combined Company will be able to comply with the continued listing standards of the NYSE.
- Legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Proposed Business Combination.
- The Proposed Business Combination or Combined Company may be materially adversely affected by the on-going COVID-19 pandemic.
- Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Volta's business, including our ability to consummate the Proposed Business Combination, and results of operations.

Q&A procedure

Submit your questions to: ir@voltacharging.com. Please include your name and company affiliation.

Transaction summary

SUMMARY OF TRANSACTION

- Founded in 2010, Volta has been building one of the most used electric vehicle (EV) charging stations in the United States[1]
- Volta's award-winning charging stations benefit brands, consumers and real-estate locations by providing valuable advertising space to businesses and EV charging to drivers
- Tortoise Acquisition Corp. II (Tortoise II) (NYSE: SNPR) is a publicly listed special purpose acquisition company (SPAC) with ~$345M of cash held in trust
- Tortoise II entered into a business combination agreement with Volta in Q1 2021
  - Volta shareholders are rolling 100% of their equity
  - Transaction proceeds are being retained in the business
- Pro Forma for the transaction (assuming no redemptions)
  - Volta will have an additional ~$588M of proceeds net of transaction fees to fund business model through cash flow positive
- Pro Forma enterprise value of $1.4Bn
  - Near-term EBITDA relative to public charging peers
  - Represents attractive entry point relative to recently announced public SPAC transactions

SUMMARY OF PIPE OFFERING

Issuer	Tortoise Acquisition Corp. II (name to be changed to Volta Inc. at closing)
Ticker/Listing	NYSE: SNPR (to become NYSE: VLTA at closing)
Securities	Unregistered Class A Common Stock (customary registration rights)
Offering Size	$300M
Use of Proceeds	Develop the existing backlog of Volta charging station location demand and accelerate further growth within the company
Expected Closing Date	~Q3 2021

LEADERSHIP

volta


SCOTT MERCER
Founder + CEO + Chair


CHRIS WENDEL
Co-Founder + President + Director


FRANCOIS CHADWICK
CFO


DREW LIPSHER
CSO


JIM DEGRAW
General Counsel + CAO


VINCE CUBBAGE
CEO + President + Chair


STEPHEN PANG
CFO + Director

Tortoise Acquisition Corp. II

1: Company data and publicly available information.

Why Volta

1. Market opportunity that capitalizes on transformational industry megatrends
2. Differentiated and unique EV charging business model
3. Compelling revenue diversity and unit economics
4. Top charging utilization amongst competitors
5. Highly visible site pipeline creates predictable growth
6. Experienced management team

Supporting detail provided throughout presentation.

The transition to electric mobility is one of the largest macro-economic shifts in our lifetime.



Electric cars will be cheaper than gas cars beginning in 36 months

BATTERY COST CURVE DECLINES ...

Battery costs drop <$100/kWh beginning in 2024; EVs compete on cost with ICE



$ 400
$ 350
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$ 0
Battery Cost ($/kWh)
2016
2018
2020
2022
2024
2026
2028
2030

... BRINGING EV COST TO INFLECTION POINT



ICE
EV
2010'S
TODAY
TOMORROW
$46,700
EV ~$10K MORE EXPENSIVE
$57,400
$40,250
EV PRICE PARITY
$37,990
$58,900
EV ~$10K CHEAPER THAN ICE
$49,990

Source: BloombergNEF and other publicly available data.

The cars are coming...

2020E Projections (At Transaction Announcement)

2021E Projections (Today)

U.S. PASSENGER ELECTRIC VEHICLE SALES



+19% Growth CAGR Through 2040
+34% Growth CAGR Through 2030
Million Vehicles Sold
11.0
9.0
7.0
5.0
3.0
1.0
-1.0
2015
2020
2025
2030
2035
2040

CUMULATIVE U.S. PUBLIC CHARGER DEMAND



2040: +44x Expansion vs. Today
2030: +16x Expansion vs. Today
Million Connectors
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2015
2020
2025
2030
2035
2040

ANNUAL U.S. PUBLIC CHARGING INVESTMENT REQUIRED



~$43Bn of Public EV Charging Development by 2040
Billions
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2020-2025
2025-2030
2030-2035
2035-2040

Source: BloombergNEF.

The cars are coming...

The OEM's are committing

DAIMLER — Electrify Entire Mercedes-Benz Portfolio by 2022

VW — 22M Electric Vehicles in the next 10 Years & $91Bn in Committed EV Spending

gm — 30 EV Models by 2025 & $35Bn in Committed EV Spending

Ford — $30Bn in Committed EV Spending by 2025 & Recent Mustang Mach-E and F-150 Lighting Launch

BMW — Expects EVs to Make Up 15%-25% of 2025 Sales with +7M Electrified Vehicles on the Road by 2030

The rise of EV-first companies

ZOOX, NIO, TESLA, polestar, RIVIAN, ARRIVAL, LUCID

Government is going big...

Federal

+500K charging cords by 2030 (Biden)

DOE, DOT, and other federal cabinet/ agency postings filled with climate friendly/ active leaders

State

By 2035, all new cars sold in CA, MA, and NJ will likely be zero-emission vehicles

Regulatory/ Utilities

NY Public Service Commission approves $700M to fund EV Charging Infrastructure for multiple utilities

Southern California Edison $436M Charge Ready infrastructure program, making it the largest single-utility program in the country

Source: Publicly available information.

Disruption stories create new addressable markets



Cable Television / DVD Rental

↓

NETFLIX



Retail

↓

amazon



Travel Planning

↓

priceline.com


207

Hotels

↓

airbnb



Fueling

↓

volta

And $500BN of revenue will shift as fueling behavior evolves

$500Bn 150,000 US gas stations' revenue up for grabs

U.S. drivers clock 3 trillion miles per year costing them **$300Bn**

$200Bn Non-fuel amenities and services are also up for grabs



Source: Publicly available information.

We no longer go to fuel up, we fuel up where we go.

The biggest economic opportunity isn't in fueling dollars, it's in the behavior shift surrounding fueling habits.


~$500Bn
Annual U.S. Gasoline Station Sales
C-STORE SALES
$200Bn
FUEL SALES
$300Bn
Purchasing shift from C-Stores to groceries increases transaction values
$8
Average Transaction at Gas Station C-Store
$35
Average Transaction at Grocery Store
EV adoption decreases overall fuel costs by 60%
Only 15% of charged miles will be delivered in public
~$1Tn
Annual EV Charging + related store purchases
~$1Tn
REACHABLE PURCHASING MARKET
$180Bn
ELECTRIC CHARGING
$27Bn
PUBLIC CHARGING
Volta Ecosystem
Charging Industry

Source: EIA, The Food Industry Association, International Council on Clean Transportation, Convenience Store News Industry Report and other publicly available data.



THE VOLTA MODEL

MARKET OPPORTUNITY

COMPANY & METRICS

TRANSACTION OVERVIEW

Public charging is about more than just energy

Volta monetizes infrastructure, energy, and the larger shift in retail behavior

THE VOLTA MODEL

NETWORK DEVELOPMENT

- Proprietary data-driven planning
- High-traffic/ high-visibility, premium partner locations
- Bespoke configuration (full range of AC and DC products)
- *Land and expand* development model
- **Revenue:** Public and private network investment opportunities; rebates and tax credits

CHARGING OPERATIONS



- Among the highest utilization and best in class up-time in the industry
- Our objective is to deliver the most miles per dollar invested
- **Revenue:** Multiple revenue streams that index to EV adoption (Pay Per Use, Idle Fees, Managed Services, Fleet); carbon and other credit strategy

BEHAVIOR & COMMERCE

- Full-funnel behavioral understanding and impact (store choice, dwell time, product choice)
- Multiple revenue streams and counter-parties that are secured with +10yr contracts
- **Revenue:** Network monetization that is independent of EV adoption (turns on early and compounds with growth)

Volta at Whole Foods, Los Angeles

The ideal site example[1]


WHOLE FOODS MARKET

VOLTA SITE VALUE COMPONENTS

Network Development	Charging Operations	Behavior & Commerce
Utility make-ready and rebate programs	Managed service model	OEM launch campaigns
+	+	+
Other public and private network investments	Carbon credits and FCI[2] credits	Entertainment vertical
+	+	+
Tax-equity	Mature EV adoption and driver Pay Per Use Charging	Programmatic media
	+	+
	Idle Fees	National brands
	+	+
	Distributed and on-site Fleet Pay Per Use Charging	Shopper marketing
		+
		Local retail

A layer cake of value that compounds with:

1. Network Growth 2. EV Adoption 3. Brand Awareness

1: For illustrative purposes, represents the opportunity in portfolio.
2: "Fast Charge Incentive" credits.

Chargers grow in value as the network scales

Charger Unit Economics Today



Cumulative Cash Flow per Charger
6-7x ROI on Current
$600,000
$450,000
$300,000
$150,000
$0
-$150,000
0
1
2
3
4
5
6
7
8
9
10
Development (Years)

CURRENT[1] L2 UNIT ECONOMICS

46% IRR

3.4YRS Payback Period

CURRENT[1] DCFC UNIT ECONOMICS

45% IRR

3.8YRS Payback Period

Cumulative Cash Flow - Current L2

Cumulative Cash Flow - Current DCFC

1: Today's unit economics are based on historical performance and 2021 network assumptions.
Source: Company projections.

Chargers grow in value as the network scales


Mature Charger Unit Economics
Cumulative Cash Flow per Charger
16x ROI on Mature
$600,000
$450,000
$300,000
$150,000
$0
-$150,000
0
1
2
3
4
5
6
7
8
9
10
Development (Years)
Cumulative Cash Flow - Mature L2
Cumulative Cash Flow - Mature DCFC

MATURE[1] L2 UNIT ECONOMICS

142% IRR

<2 YRS Payback Period

MATURE[1] DCFC UNIT ECONOMICS

128% IRR

<2 YRS Payback Period

1: Mature unit economics are based on 2025 network assumptions.
Source: Company projections.

Volta sites compound in value as EV penetration increases

Volta's land and expand strategy installs new charging units when EV demand in the market grows



Annual Revenue per Site
$1,400,000
$1,050,000
$700,000
$350,000
$0
Site economics grow by 41% CAGR over 10 Years
1
2
3
4
5
6
7
8
9
10
Development (Years)
Original Build
Expansion 1
Expansion 2
Expansion 3

	L2	DCFC
Expansion 3:	10 x Towers	-

Measured value from Volta chargers supported by data and continued increase in EV penetration, drives further expansion.

	L2	DCFC
Expansion 2:	4 x Towers	4 x Media

Increased EV penetration into the market drives demand for full service charging offerings, including DCFC.

	L2	DCFC
Expansion 1:	2 x Media	2 x Media

After initial build, site partner sees value of Volta chargers for their property and requests more to be installed.

	L2	DCFC
Initial Build:	2 x Media	-

Total Chargers: 18 x L2 + 6 x DCFC

Source: Company projections.

Current pipeline unlocks unit economic growth



SEATTLE
PORTLAND
SACRAMENTO
SAN FRANCISCO
LAS VEGAS
LOS ANGELES
SAN DIEGO
PHOENIX
HONOLULU
DENVER
AUSTIN
SAN ANTONIO
DALLAS
HOUSTON
CHICAGO
DETROIT
ATLANTA
MIAMI
WASHINGTON, DC
PHILADELPHIA
NEW YORK
BOSTON

3-4yrs Line of Sight Development with existing Charger Pipeline

	INSTALLED		CONTRACTED		PIPELINE
SCREENS	3,584	+	2,404	+	~20,000
CHARGERS	1,877		1,267		~10,000
SITES	526		511		~5,000

Notes: Installed Network as of 03/31/21. Pipeline represents station potential under currently signed MSA's.
Source: Company projections.

Pipeline provides foundation for future value


SEATTLE
PORTLAND
SACRAMENTO
SAN FRANCISCO
LAS VEGAS
LOS ANGELES
SAN DIEGO
PHOENIX
DENVER
CHICAGO
DETROIT
BOSTON
NEW YORK
PHILADELPHIA
WASHINGTON, DC
ATLANTA
DALLAS
AUSTIN
SAN ANTONIO
HOUSTON
MIAMI
HONOLULU

Revenue Opportunity

INSTALLED	~$150M
+	
CONTRACTED	~$200M
+	
PIPELINE	~$2,800M
+	
REMAINING 2025 PROJECTION	~$3,700M

TOTAL CUMULATIVE OPPORTUNITY

~$7BN

Note: Based on our current average contract terms. Revenue opportunity = contract length * projected average revenue per charger * projected number of chargers as per company projections for revenue and installations.
Source: Company projections.

A track record underwritten by established partners and client success

Network Development

STORES
- The Giant Company
- amazon fresh
- Albertsons
- Giant
- Walgreens
- TOPGOLF
- Stop&Shop
- Whole Foods
- Saks Fifth Avenue
- KOHL'S

REITS
- Brookfield Properties
- SITE
- KIMCO
- BRIXMOR
- MACERICH
- WEINGARTEN REALTY
- Regency Centers.
- STARWOOD RETAIL PARTNERS

COMMUNITY
- ORACLE ARENA
- Dignity Health. Sports Park
- UNITED CENTER
- LOYOLA UNIVERSITY CHICAGO
- TIGARD
- ZOO

Behavior & Commerce[1]

OEMS
- NISSAN
- JAGUAR
- MINI
- polestar
- Chevrolet
- FIAT
- HYUNDAI
- PORSCHE
- TOYOTA
- Ford

NATIONAL BRANDS
- Facebook
- NIKE
- Unilever
- Alaska Airlines
- CHASE
- Starbucks Coffee
- NETFLIX
- Coca-Cola
- ANHEUSER-BUSCH
- COX
- hulu
- FedEx

CHANNEL PARTNERSHIPS
- VISTAR MEDIA
- SCREENVISION MEDIA
- Peapod

Data

UTILITIES & GOVERNMENT
- Georgia Power
- Alabama Power
- EVERSOURCE ENERGY
- SOUTHERN CALIFORNIA EDISON — Energy for What's Ahead
- City of Huntington Beach

1: Examples of current and past media clients.

The Volta team



SCOTT MERCER
Founder + CEO + Chair
volta



CHRIS WENDEL
Co-Founder + President + Director
Goldman Sachs



FRANCOIS CHADWICK
CFO
Uber



DREW LIPSHER
CSO
Clear Channel
Greenbery



JIM DEGRAW
General Counsel + CAO
ROPES & GRAY



PRAVEEN MANDAL
CTO
chargepoin+



NADYA KOHL
CMO
PlaceIQ experian.



BRANDT HASTINGS
CRO
iHeart MEDIA



JULIE ROGERS
CPO
komodohealth
Culture Amp

200+ employees



JON MICHAELS
EVP, Network Development
ENERNOC



KAREN ZELMAR
SVP, Network Planning
PG&E



TED FAGENSON
SVP, Site Development
chargepoin+



DREW BENNETT
SVP, Network Operations



MIKE SCHOTT
SVP, Media Sales
VIANT.
San Francisco Chronicle



THOMAS DAIBER
Managing Director, EU
HUBJECT



DAVID KLEIN
SVP, Chief Data Scientist
Audience



JEFFREY KINSEY
SVP, Engineering
amazon Microsoft



DR. ABDELLAH CHERKAOUI
SVP, International
chargepoin+ sodexo



ANDREW CORNELIA
Chief of Staff + Head of Corp Strat & Dev

The Volta model

01 Network Development

Fueled by our proprietary data product - OPTRA - it all starts with a deep understanding of how the electric revolution will unfold.

02 Charging Operations

Charging services that create much more value than selling electrons on their own.

03 Behavior & Commerce

A monetization platform that leverages behavioral understanding to contribute in all phases of EV adoption.

Charging networks begin with efficient infrastructure deployment

10YR ESG FORECAST

21GWh
Energy Delivered

6.0Bn
Gas Driven Miles Offset

232M
Gallons of Gas Offset

8.2Bn
Tons of CO2 Offset

MILES DELIVERED PER DOLLAR INVESTED[1]



volta
1.7 Miles
EVgo
0.9 Miles
chargepoint
0.6 Miles
electrify america
0.2 Miles

1: Return calculated as energy deployed over unit capex cost.

Source: Company projections, internal utilization statistics and publicly available information.

Volta's network planning tool

Predicting charging demand and economic, social, and grid impact allows Volta to maximize the efficiency and impact of our network.

> *"This tool is of national and global significance.*
>
> —DR. PETER FOX-PENNER
> CHIEF STRATEGY AND IMPACT OFFICER EIP; DIRECTOR OF BOSTON UNIVERSITY'S INSTITUTE FOR SUSTAINABLE ENERGY


volta
Block Groups
Export Report
Metrics
Impact
Demographics
Sites

A DEEP UNDERSTANDING

EV charging demand is changing retail

Machine-learning-driven demand forecasting allows us to predict the current and future need for charging services.

Market leading planning delivers the most miles per dollar invested.

20	4,200	$3.2M
Chargers	Charges per Month	EV Driver Retail spend Per year

VOLTA LEVEL 2 VOLTA DC FAST VOLTA TOWER

CUSTOMER INFLUENCE



The Volta model

01 Network Development

Fueled by our proprietary data product - OPTRA - it all starts with a deep understanding of how the electric revolution will unfold.

02 Charging Operations

Charging services that create much more value than selling electrons on their own.

03 Behavior & Commerce

A monetization platform that leverages behavioral understanding to contribute in all phases of EV adoption.

Our award-winning, user-experience focused product family allows tailored site planning

reddot winner 2020

iF DESIGN AWARD 2020



12
10
08
06
04
02
volta

Unrivaled EV Charging Utilization



FAST
VOLTA
ALL GRIT. NO FUSS.
SHINOLA
VOLTA

Per Port Across Volta's:	Average Charging Sessions Daily	Average Hours of Daily Use	Average Charging Session Length
CALIFORNIA NETWORK	7	9HRS	95MINS
US NETWORK	5	7HRS	93MINS

26 GIGAWATT HOURS DELIVERED

92M FREE SPONSORED ELECTRIC MILES

5.2M CHARGING SESSIONS

41M CO2 EMISSIONS OFFSET LBS

Source: Company internal data and publicly available information as of 3/31/21

All charging networks sell visitorship, we deliver it.

electrify america

Per Port Across Electrify America's California Network


M T W T F S S

2x
Average Charging Sessions Daily

1.5HRS
Average Hours of Daily Usage

73MINS
Average Charging Session Length

volta

Volta's California Network


M T W T F S S

7x
Average Charging Sessions Daily

9HRS
Average Hours of Daily Usage

95MINS
Average Charging Session Length

Note: Volta network data based on actual CA utilization compared to a single representative competitor.
Source: Company data as of 3/31/21. Electrify America report for year end 2020.

Driver experience

Sponsored charging unlocks earned "miles" for Drivers


FAST
FAST

Check In


Please verify your email.
Water Tower Center Garage Level 3
Open — 6am - Midnight
15555 E. 14th St. San Leandro, CA 94578
DC Fast
04 Available Check in
L2 Chargers
03 In Use Check in
04 Available Check in
04 Available Check in
Directions

Charge


Starting your charge
Cancel
Report an Issue

Go


Thanks for charging with Volta!
Total Cost
$8.48
Cost Breakdown
Sponsored Charging $2.60
Extended Charging $7.80
Idle Fees $0
Taxes 0.68
Charging Details
Charging Time 1 hr
Energy Delivered 40 kWh
Site Info

The Volta model

01 Network Development

Fueled by our proprietary data product - OPTRA - it all starts with a deep understanding of how the electric revolution will unfold.

02 Charging Operations

Charging services that create much more value than selling electrons on their own.

03 Behavior & Commerce

A monetization platform that leverages behavioral understanding to contribute in all phases of EV adoption.

Content platform at the point of spend

- Access to prime locations at point of spend
- Multiple media budgets
- Proven messaging efficacy
- Full-funnel behavioral understanding and impact (store choice, dwell time, product choice)
- Halo-effect raising consumer perception of participating brands


store in town.
FAST
DREAM.
THEN DO.
volta

ON-SITE CONTENT

Real world viewership, digital efficacy

"Volta helped us create awareness and trial in the Volta-activated Whole Foods locations.

—**DIRECTOR OF MARKETING**
Tolerant Foods

Tolerant Foods is a maker of organic, plant-based pastas. As a smaller, emerging brand with limited grocery distribution and new packaging underway, the lack of visibility at retail was a challenge.

Volta featured the brand front and center, driving a 35% sales lift.

+35%
SALES
INCREASE



VOLTA
FREE
POWER UP AT HOME
Tolerant
FIND IT IN THE PASTA AISLE
matchbox

Note: Does not represent performance of every campaign.
Source: Based on internal research and product level point of sale data.

AUTO CONTENT

Full funnel influence

Nissan was the first to leverage Volta Vision to develop creatives that adapt to vehicles pulling into the charger.

With an endemic campaign and effective, tailored creative, Nissan drove 2,217 visits to Nissan dealerships across a six-week campaign.

+168% Increase in Leaf Awareness

+75% Increase in likelihood to lease or buy

+2,217 Visits to dealerships during this campaign


FLY
SMART.
LAND
HAPPY.
WHOLE FO

VOLTA VISION RECOGNIZES A NISSAN LEAF HAS PULLED IN TO THE CHARGER, DISPLAYS CUSTOM CREATIVE.

Source: Third-party research study and conversion from mobile re-targeting campaign.

A valuable platform for an ecosystem of partners

AUTOMOTIVE ENDEMIC	volta	
PROGRAMMATIC	VISTAR MEDIA	
NATIONAL AGENCY	volta	
ON-SITE CONTENT	Ahold Delhaize	Kroger
LOCAL OUTDOOR	volta	SCREEN VISION MEDIA


THE ELECTRIFIED WRANGLER 4xe
EMBRACING NATURE HAS NEVER FELT MORE NATURAL
Jeep
volta

THE VOLTA MODEL

MARKET OPPORTUNITY

COMPANY & METRICS

TRANSACTION OVERVIEW

The Volta ecosystem is a trillion dollar market


Vehicle Fueling > $500B
Data > $500B
Media > $170B
ExxonMobil
Chevron
electrify america
EVgo
TESLA
chargepoint
EVBOX
volta
GSTV
citi bike
COX Media
OUTFRONT/
NEWS AMERICA MARKETING
Intersection
JCDecaux
Palantir
acxiom
Mu Sigma
Google

Source: Publicly available data.

Momentum and policy in the US

> *"We can own the electric vehicle market - building 550,000 charging stations - and creating over a million good jobs here at home*
>
> —PRESIDENT JOE BIDEN

The Biden Administration also plans to restore the full federal EV tax credit, incentivizing EV system consumption.

Forward CAPEX in energy will be led by renewables totaling: **~$350Bn**


VOLTA AT QUANTICO
VOLTA
HELLO
Free electric vehicle charging has arrived.
Plug-in right here for free electric miles
FREE
VOLTA

THE VOLTA MODEL

MARKET OPPORTUNITY

COMPANY & METRICS

TRANSACTION OVERVIEW

Revenue opportunities stack over time


LONG-TERM REVENUE FORECAST ($M)
New Installations
9,000
6,750
4,500
2,250
0
$20M
$36M
$108M
$239M
$429M
$743M
2020A
2021
2022
2023
2024
2025
Network Development
Charging Operations
Behavior and Commerce
Cumulative Chargers


2025 FORECASTED REVENUE MIX
14%
8% Network Development
6% Data & Network Intelligence
41%
45%

FORECAST

$36MM 2021 Revenue

108% '21-'25 CAGR

2023 Adjusted EBITDA Break-Even

Note: 2020 EBITDA reflects audited financials and updated COGS methodology.
Adjusted EBITDA reflects potential tax equity derived from government incentive programs. Additionally, for 2021, Adjusted EBITDA reflects impacts from non-recurring transaction costs, and adjustments from stock based compensation.

Source: Company actuals and projections.

Installation forecast and growth outlook



CUMULATIVE CHARGER INSTALLATIONS
Cumulative Chargers
1,637
3,142
6,492
11,242
17,992
26,242
2020A
2021
2022
2023
2024
2025
New Installations (During Year)
Existing Installations (Year Start)



Note: 2021 install volume subject to supply chain constraints.
Source: Company actuals and projections.

Long-term gross profit and adjusted EBITDA forecast



LONG-TERM GROSS PROFIT FORECAST ($M)
($8)
($6)
$31
$92
$177
$351
2020A
2021
2022
2023
2024
2025
(42%)
(15%)
29%
38%
41%
47%
Gross Profit %



LONG-TERM ADJUSTED EBITDA FORECAST ($M)
($42)
($38)
($3)
$31
$107
$250
2020A
2021
2022
2023
2024
2025
Competitor EBITDA Breakeven
EVgo
chargepoin+.

Strong unit economics expected to allow Volta to reach positive Adjusted EBITDA in the near term

volta — Tortoise Acquisition Corp. II

Note: Adjusted EBITDA reflects potential tax equity derived from government incentive programs. Additionally, for 2021, Adjusted EBITDA reflects impacts from non-recurring transaction costs, and adjustments from stock based compensation. Peer EBITDA is EBITDA or Adjusted EBITDA, as defined and calculated by each company. Definitions of Adjusted EBITDA vary, such that Adjusted EBITDA for each company may not be directly comparable.

Source: Company actuals , projections, and publicly available information.

Long-term financial projections summary

PRO FORMA FINANCIALS ($M)	2021	2022	2023	2024	2025
Revenue	**$36**	**$108**	**$239**	**$429**	**$743**
YoY Growth	85%	169%	122%	80%	73%
Gross Profit	**($6)**	**$31**	**$92**	**$177**	**$351**
Gross Margin %	(15%)	29%	38%	41%	47%
Total Operating Expenses	**($43)**	**($92)**	**($149)**	**($211)**	**($303)**
Adjusted EBITDA	**($38)**	**($3)**	**$31**	**$107**	**$250**
Adjusted EBITDA Margin %	NM	NM	13%	25%	34%
CAPEX	($75)	($130)	($142)	($189)	($221)

Expected best-in-class growth due to extensive development backlog

Strong future gross margins due to diversified revenue mix

Business model funded through transaction capital raised and forecasted cash from operations

Source: Company projections, publicly available company materials.
Note: See definition of Adjusted EBITDA on slide 47 .

Summary of changes to accounting policies

	PRO FORMA FINANCIALS ($M)				
	2021	2022	2023	2024	2025
Revenue - Prior to Adoption	**$47**	**$141**	**$280**	**$492**	**$826**
Accounting Updates to Revenue					
Adoption of ASC 842 (non-cash)	(7.50)	(0.65)	(0.63)	(0.60)	(0.57)
Incentive Programs/Structured Financing	(3.25)	(32.34)	(41.01)	(62.66)	(82.49)
Revenue - After Adoption	**$36**	**$108**	**$239**	**$429**	**$743**
EBITDA - Prior to Adoption	(83)	(1)	33	109	252
Adjusted EBITDA - After Adoption	**(38)**	**(3)**	**31**	**107**	**250**

Volta voluntarily early adopted lease accounting guidance (ASC 842) in 2021 retroactive to 1/1/2019, which resulted in non-cash changes to financials.

Incentive income will be accounted for as financing activity and shown in Adjusted EBITDA. Incentive income is the benefit from Tax Equity.

Adjusted EBITDA reflects potential tax equity derived from government incentive programs. Additionally, for 2021, Adjusted EBITDA reflects impacts from non-recurring transaction costs, and adjustments from stock based compensation.

Note: See definition of Adjusted EBITDA on slide 47.

Source: Company actuals and projections.

THE VOLTA MODEL

MARKET OPPORTUNITY

COMPANY & METRICS

TRANSACTION OVERVIEW

Detailed transaction overview

$1.4Bn Enterprise Value – $300M PIPE

TRANSACTION HIGHLIGHTS [1]

- $345M Tortoise II Cash in Trust + $300M PIPE
- $1.4Bn Pro Forma Enterprise Value
- $668M Cash on Balance Sheet (assuming no redemptions) to fund network expansion
- Tortoise II shares post merger will trade as VLTA

PRO FORMA OWNERSHIP [2,4]


PIPE Investors
14.8 %
Founders' Shares
4.2 %
Tortoise II Investors
17.0 %
Existing Volta Shareholders
64.0 %

Sources and Uses

Sources	$M	Uses	$M
Estimated Cash Held in Trust	$ 345	Cash to Balance Sheet	$ 668
PIPE Proceeds	300	Debt Paydown	–
Existing Cash	60	Payment of Transaction Fees	57
Volta Pro Forma Adjustments [2]	21		
Total Sources	$ 725	Total Uses	$ 725

Pro Forma Capitalization

Pre-Money Equity Value [3, 5]	$ 1,300
(+) Tortoise II Shareholders	345
(+) PIPE Shareholders	300
(+) Founder Shareholders	86
Post-Money Equity Value	$ 2,031
(+) Debt	52
(-) Cash to Balance Sheet	(668)
Enterprise Value	$ 1,415

Pro Forma Ownership

Ownership Breakdown	Shares (M)	%
Existing Volta Shareholders	130.0	64.0 %
Tortoise II Investors	34.5	17.0
PIPE Investors	30.0	14.8
Founders' Shares	8.6	4.2
Equity Ownership	203.1	100.0 %

1 Pro Forma ownership assumes no redemptions by Tortoise II shareholders and excludes public and private warrants. Existing cash and debt balances are as of 12/31/20.

2 Volta pro forma adjustments represent net proceeds from issuance of Volta Series D Preferred Stock in 2021, cash proceeds from the exercise of Volta Options for the issuance of Volta Class B Common Stock in 2021, and the 2021 promissory notes issued for the related withholding taxes by Volta on behalf of certain employees in connection with the exercise of Volta Options.

3 Existing Volta shareholders shown on a fully diluted basis.

4 Pro Forma ownership and capitalization assumes no redemptions by Tortoise II shareholders and excludes public warrants of 8,625,000, private warrants of 5,933,333, Founder Incentive Adjustment Plan shares of 10,500,000 committed to be awarded (and are subject to vesting based on continued service through January 1, 2022), and Omnibus Incentive Plan shares of 34,750,000 (16,500,000 of which are committed to be awarded and will be subject to various vesting requirements).

5 Equity value to Volta's existing shareholders is calculated as 130.0 million Tortoise II shares, using a $10.00 pro forma share price, on a fully diluted basis (assuming a net share settlement calculation for Volta's outstanding warrants and options (whether vested or unvested)).

Discounted future value



Future Value
$8,740
~80% SPAC Discount
To Midpoint
$6,240
8.4x-11.8x
2025E Revenue
Discounted
Future Value
$4,210
~60% SPAC Discount
To Midpoint
$3,010
Transaction Value
$1,415
Pro Forma Enterprise Value
Discount 4 Periods
At 20% Rate
Valuation at 25x - 35x
2025E EBITDA[1]

1. Peer EBITDA is EBITDA or Adjusted EBITDA, as defined and calculated by each company. Definitions of Adjusted EBITDA vary, such that Adjusted EBITDA for each company may not be directly comparable. See definition of Adjusted EBITDA on slide 47.

Source: Company projections.

Volta's differentiated business model provides a competitive advantage

	volta	EVgo	chargepoint	blink
Business Model				
Infrastructure Ownership	✓	✓		✓
Network Provider	✓	✓	✓	✓
Software Offering	✓	✓	✓	
Manufacture Hardware			✓	✓
Monetization				
Electricity Sales	✓	✓		✓
Media & Advertising	✓			
Data & Intelligence Services	✓	✓		
Charging Network Services	✓	✓	✓	✓
Hardware Unit Sales			✓	✓
Revenue 2020 Actual	$20mm	$14mm	$135mm	$6mm
Revenue 2021 Forecast	$36mm	$20mm	$204mm	$12mm
Revenue Growth CAGR ('21E-'25E)	*107.6%*	*133.6%*	*59.4%*	*N/A*
Long-Term Gross Profit Margin	*~40%*	*~50%*	*~40%*	*~30%*
Adjusted EBITDA Break Even Year	2023E	2023E	2024E	N/A

Source: Publicly available company Materials, CapIQ; market data as of 11-Jun-2021.
Note: EVgo and ChargePoint, enterprise value includes dilution from warrants and options using treasury share method. Peer EBITDA is EBITDA or Adjusted EBITDA, as defined and calculated by each company. Definitions of Adjusted EBITDA vary, such that Adjusted EBITDA for each company may not be directly comparable. See definition of Adjusted EBITDA on slide 47.

Relative valuation benchmarking
EV / revenue

EV / 2022E Revenue

	blink	EVgo	chargepoint	volta
2022E Revenue ($mm):	$ 26	$ 54	$ 346	$ 108
Multiple at PIPE Announcement[1]:	NA	88.4 x	41.4 x	10.1 x
EV / 2022E Revenue	61.6 x	57.0 x	27.4 x	13.5 x

EV / 2023E Revenue

	blink	EVgo	chargepoint	volta
2023E Revenue ($mm):	$ 52	$ 166	$ 591	$ 239
Multiple at PIPE Announcement[1]:	NA	28.8 x	23.8 x	5.1 x
EV / 2023E Revenue	31.3 x	18.5 x	16.0 x	6.1 x

EV / 2024E Revenue

	blink	chargepoint	EVgo	volta
2024E Revenue ($mm):	$ 93	$ 984	$ 326	$ 429
Multiple at PIPE Announcement[1]:	NA	14.6 x	14.6 x	2.9 x
EV / 2024E Revenue	17.3 x	9.6 x	9.4 x	3.4 x

Source: Bloomberg, CapIQ, IBES Consensus; market data as of 11-Jun-2021 | Note: Financial projections shown based on presentations released at SPAC announcement; CHPT and BLNK financials based on consensus estimates for current valuation multiples. CHPT financials shown on a calendarized basis. | [1] Represents Volta and SNPR announcement date of 08-Feb-2021; BLNK estimates not included due to limited analyst coverage at time of announcement.

Note: Peer EBITDA is EBITDA or Adjusted EBITDA, as defined and calculated by each company. Definitions of Adjusted EBITDA vary, such that Adjusted EBITDA for each company may not be directly comparable. See definition of Adjusted EBITDA on slide 47.

Relative valuation benchmarking
EV / EBITDA

EV / 2023 Adjusted EBITDA


2023E EBITDA ($mm):
Multiple at PIPE Announcement[1]:
$ 5
NM
615.5 x
EVgo
$ 31
43.7 x
47.2 x
volta
$(11)
NA
NM
blink
$(48)
NM
NM
chargepoint

EV / 2024 Adjusted EBITDA


2024E EBITDA ($mm):
Multiple at PIPE Announcement[1]:
$ 9
NA
189.2 x
blink
$ 59
166.6 x
162.0 x
chargepoint
$ 60
79.0 x
51.3 x
EVgo
$ 107
13.0 x
13.5 x
volta

Source: Bloomberg, CapIQ, IBES Consensus; market data as of 11-Jun-2021 | Note: Financial projections shown based on presentations released at SPAC announcement; CHPT and BLNK financials based on consensus estimates for current valuation multiples. CHPT financials shown on a calendarized basis. | [1] Represents Volta and SNPR announcement date of 08-Feb-2021; BLNK estimates not included due to limited analyst coverage at time of announcement.

Note: Peer EBITDA is EBITDA or Adjusted EBITDA, as defined and calculated by each company. Definitions of Adjusted EBITDA vary, such that Adjusted EBITDA for each company may not be directly comparable. See definition of Adjusted EBITDA on slide 47.

Operational benchmarking

Projected Revenue Growth


122 %
80 %
73 %
207 %
96 %
83 %
71 %
66 %
45 %
88 %
Volta (2023E)
Volta (2024E)
Volta (2025E)
EVgo (2023E)
EVgo (2024E)
EVgo (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
Blink (2021E)

Projected Gross Margin


38 %
41 %
47 %
60 %
56 %
58 %
34 %
36 %
27 %
25 %
Volta (2023E)
Volta (2024E)
Volta (2025E)
EVgo (2023E)
EVgo (2024E)
EVgo (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
Blink (2021E)

Projected Adjusted EBITDA Margin


13 %
25 %
34 %
3 %
18 %
32 %
NA
6 %
11 %
NA
Volta (2023E)
Volta (2024E)
Volta (2025E)
EVgo (2023E)
EVgo (2024E)
EVgo (2025E)
ChargePoint (2023E)
ChargePoint (2024E)
ChargePoint (2025E)
Blink (2021E)

Source: Volta Management Projections, Publicly Available Company Materials, IBES Consensus, CapIQ, market data as of 11-Jun-2021.
Note: Peer EBITDA is EBITDA or Adjusted EBITDA, as defined and calculated by each company. Definitions of Adjusted EBITDA vary, such that Adjusted EBITDA for each company may not be directly comparable.. See definition of Adjusted EBITDA on slide 47.

Financial benchmarking – $1.4Bn Volta valuation

Projected EV / Revenue


6.1 x
Volta (2023E)
3.4 x
Volta (2024E)
1.9 x
Volta (2025E)
18.5 x
EVgo (2023E)
9.4 x
EVgo (2024E)
5.2 x
EVgo (2025E)
16.0 x
ChargePoint (2023E)
9.6 x
ChargePoint (2024E)
6.6 x
ChargePoint (2025E)
138.2 x
Blink (2021E)

Projected EV / Revenue / Growth


0.05 x
Volta (2023E)
0.04 x
Volta (2024E)
0.03 x
Volta (2025E)
0.09 x
EVgo (2023E)
0.10 x
EVgo (2024E)
0.06 x
EVgo (2025E)
0.23 x
ChargePoint (2023E)
0.15 x
ChargePoint (2024E)
0.15 x
ChargePoint (2025E)
NA
Blink (2021E)

Projected EV / Adjusted EBITDA


47.2 x
Volta (2023E)
13.5 x
Volta (2024E)
5.8 x
Volta (2025E)
NM
EVgo (2023E)
51.3 x
EVgo (2024E)
15.9 x
EVgo (2025E)
NA
ChargePoint (2023E)
162.0 x
ChargePoint (2024E)
58.3 x
ChargePoint (2025E)
NA
Blink (2021E)

Source: Volta Management Projections, Publicly Available Company Materials, IBES Consensus, CapIQ, market data as of 11-Jun-2021 | Note: Evgo and ChargePoint enterprise value includes dilution from warrants and options using treasury share method. Peer EBITDA is EBITDA or Adjusted EBITDA, as defined and calculated by each company. Definitions of Adjusted EBITDA vary, such that Adjusted EBITDA for each company may not be directly comparable. See definition of Adjusted EBITDA on slide 47.

Tortoise II investment thesis

Tortoise
Acquisition Corp. II

High Quality Business & Management	• Tortoise II has identified Volta as a leader in the U.S. EV charging infrastructure market with a differentiated and durable business model that will appeal to the public markets • 10 year operating history and experienced management
Transformative Growth Opportunities	• Megatrend tailwinds including electrification, decarbonization, digital media and big data • The global EV revolution will require more than 55 million chargers and 525 TWh to 770 TWh of electricity in passenger and commercial sectors by 2030[1]
Attractive ESG Attributes	• Sustainability driven business model allows acceleration of a decarbonized transportation industry • Over 92 million miles of free electric charging delivered to consumers • Newly formed independent board of directors for pro forma company
Tortoise II Approach to Long-Term Value Creation	• Focus on bilateral negotiated transaction rather than broadly marketed SPAC processes to provide win-win solution for all parties • Value added sponsor team with public company and capital markets track record

1: Source: McKinsey & Company.

Q&A procedure

Submit your questions to: ir@voltacharging.com. Please include your name and company affiliation.


LINDENI
DE HARO
CAFETTE

volta —— Tortoise Acquisition Corp. II

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